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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into InterCept, Inc.'s previously filed Registration Statements on Form S-8 (File No. 333-70237 and File No. 333-63530).

/s/ Arthur Andersen

Atlanta, Georgia
March 29, 2002